UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

ACI WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25346	47-0772104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3520 Kraft Rd, Suite 300

Naples, FL 34105

(239) 403-4600

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 348-6700

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2013, ACI Worldwide, Inc., a Delaware corporation (“ACI”), Ocelot Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of ACI (“Purchaser”), and Online Resources Corporation (“ORCC”) entered into a Transaction Agreement (the “Transaction Agreement”) providing for the acquisition of ORCC by ACI. The board of directors of ORCC has unanimously (i) approved and declared advisable the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including each of the Offer (as defined below) and the Merger (as defined below), in accordance with the requirements of Delaware law and (ii) resolved to recommend that the stockholders of ORCC accept the Offer and tender their ORCC Shares (as defined below) to Purchaser pursuant to the Offer. The boards of directors of ACI and Purchaser have approved and declared advisable the Transaction Agreement, the Offer, the Merger and the transactions contemplated thereby in accordance with the requirements of Delaware law.

Pursuant to the Transaction Agreement, and upon the terms and subject to the conditions described therein, ACI has agreed to cause Purchaser to commence a tender offer (the “Offer”) as promptly as practicable after January 30, 2013, for all of ORCC’s outstanding shares of common stock, par value $0.0001 per share (the “ORCC Shares”), at a purchase price of $3.85 per ORCC Share in cash, without interest, less any applicable withholding taxes (the “Offer Price”). The obligation of ACI and Purchaser to consummate the Offer is subject to the condition that there be validly tendered in accordance with the terms of the Offer and not validly withdrawn prior to the expiration date of the Offer that number of ORCC Shares that, together with any other ORCC Shares beneficially owned by ACI or its subsidiaries, constitutes a majority of all of the ORCC Shares outstanding and entitled to vote in the election of directors, on a fully diluted basis on the date of purchase (which assumes conversion or exercise of all derivative securities of ORCC, regardless of the conversion or exercise price or other terms and conditions of such securities). The consummation of the Offer is also subject to the satisfaction of other customary conditions, including the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in accordance with the terms of the Transaction Agreement and the absence of a material adverse effect. The consummation of the Offer is not subject to any financing condition.

Following the completion of the Offer, and subject to the terms and conditions of the Transaction Agreement, Purchaser will be merged with and into ORCC (the “Merger”), with ORCC surviving as a wholly owned subsidiary of ACI. At the effective time of the Merger, each ORCC Share issued and outstanding immediately prior to such effective time (other than (i) ORCC Shares then owned by ACI, ORCC or any of their respective direct or indirect wholly owned subsidiaries and (ii) ORCC Shares that are held by any stockholders who properly demand appraisal in connection with the Merger) will cease to be issued and outstanding, will be cancelled, will cease to exist and will be converted into the right to receive an amount in cash equal to the same amount in cash per ORCC Share that is paid pursuant to the Offer, without interest, less any applicable withholding taxes. Each share of Series A-1 Convertible Preferred Stock issued and outstanding immediately prior to the effective date of the Merger beneficially owned by ACI will remain outstanding after the effective time of the Merger.

ORCC granted to Purchaser under the Transaction Agreement an irrevocable option (the “Top-Up Option”), exercisable after the consummation of the Offer and prior to the effective time of the Merger, to purchase at a price per ORCC Share equal to the Offer Price up to that number of newly issued ORCC Shares (the “Top-Up Option Shares”) from ORCC at a per ORCC Share purchase price equal to the Offer Price that, when added to the number of ORCC Shares owned by ACI and Purchaser at the time of exercise of the Top-Up Option, constitutes 90% of the number of ORCC Shares that will be outstanding immediately after the issuance of the Top-Up Option Shares. If ACI and Purchaser acquire, together with the ORCC Shares held by ACI, Purchaser and any other subsidiary of ACI, at least 90% of the outstanding ORCC Shares and at least 90% of the shares of Series A-1 Convertible Preferred Stock, they will complete the Merger through the “short form” procedures available under Section 253 of the General Corporation Law of the State of Delaware. The obligation of ORCC to deliver Top-Up Option Shares upon the exercise of the Top-Up Option is subject to certain customary conditions, including that (i) at the time of exercise, Purchaser owns more than 50% of all of the ORCC Shares outstanding and entitled to vote in the election of directors, on a fully diluted basis (which assumes conversion or exercise of all derivative securities of ORCC, regardless of the conversion or exercise price or other terms and conditions of such securities) but less than 90% of the ORCC Shares then-outstanding, (ii) upon exercise of the Top-Up Option, the number of ORCC Shares owned, directly or indirectly, by ACI or Purchaser constitutes 90% of the number of ORCC Shares that will be outstanding immediately after the exercise of the Top-Up Option, (iii) the number of Top-Up Option Shares issued pursuant to the Top-Up Option may in no event exceed the number of authorized and unissued ORCC Shares not otherwise reserved for issuance for outstanding ORCC stock options or other obligations of ORCC, and (iv) Purchaser has accepted for payment all ORCC Shares validly tendered in the Offer and not validly withdrawn.

The Transaction Agreement contains representations, warranties and covenants customary for a transaction of this nature.

ORCC may terminate the Transaction Agreement under certain circumstances, including to accept, and enter into a definitive agreement with respect to, a bona fide proposal or offer by an unaffiliated third person to acquire 50% or more of the ORCC Shares (giving effect to the conversion of ORCC’s Series A-1 Convertible Preferred Stock), assets, businesses, securities or ownership interests (including the securities of any subsidiary of ORCC) on terms that the board of directors of ORCC determines in good faith, after consultation with ORCC’s financial and legal advisors, and considering such factors as the board of directors of ORCC considers to be appropriate (including the conditionality and the timing and likelihood of success of such proposal or offer), are more favorable to ORCC’s stockholders than the transactions contemplated by the Transaction Agreement and that the board of directors of ORCC determines in good faith, after consultation with ORCC’s financial and legal advisors, is reasonably likely to be completed, taking into account all financial, regulatory, legal and other aspects of such proposal or offer (including the timing and likelihood of consummation thereof) (a “Superior Proposal”). Such termination is subject to the conditions that ORCC has otherwise complied with certain terms of the Transaction Agreement, including notice by ORCC to ACI of ORCC’s intention to terminate the Transaction Agreement and accept the Superior Proposal, the opportunity of ACI to revise the terms of the Offer, the determination by the board of directors of ORCC that the alternative proposal continues to be a Superior Proposal and payment of a $8.0 million termination fee to ACI.

Shareholder Agreements

In addition, in connection with the execution and delivery of the Transaction Agreement, ACI and Purchaser entered into separate Shareholder Agreements (the “Shareholder Agreements”) with certain funds affiliated with Tennenbaum Capital Partners, LLC (collectively, “Tennenbaum”), which collectively beneficially own approximately 22.3% of all outstanding ORCC Shares (on an as-converted basis) and Joseph L. Cowan, ORCC’s CEO, who beneficially owns approximately 1.4% of all outstanding ORCC Shares (on an as-converted basis), in each case as of January 30, 2013, based on information provided by them (collectively, the “Supporting Stockholders”). Pursuant to such Shareholder Agreements, (i) the Supporting Stockholders have agreed, on the terms and subject to the conditions set forth in the Shareholder Agreements, among other things, to tender in the Offer the ORCC Shares beneficially owned by them immediately following consummation of the Offer and Tennenbaum agreed to sell to Purchaser all shares of Series A-1 Convertible Preferred Stock owned by them for cash immediately following the date on which Purchaser accepts for payment the ORCC Shares validly tendered in the Offer and (ii) each of the Supporting Stockholders has agreed to certain actions in support of the transactions contemplated by the Transaction Agreement, including granting an irrevocable limited proxy and power of attorney, to the fullest extent possible, to ACI and Purchaser, or any nominee thereof, with full power of substitution, during and for the term of the Shareholder Agreements, to vote all the ORCC Shares that such Supporting Stockholder beneficially owns at the time of such vote, at any annual, special or adjourned meeting of the ORCC stockholders (i) in favor of adoption of the Transaction Agreement and approval of the Merger and the other transactions contemplated thereby and (ii) against (a) any alternative acquisition proposal made by a third party and (b) any action or agreement that would result in a breach in any respect of any covenant, agreement, representation or warranty of ORCC under the Transaction Agreement.

Commitment Letter

On January 30, 2013, in connection with the Transaction Agreement, ACI entered into a commitment letter (the “Commitment Letter”), pursuant to which, subject to the terms and conditions set forth therein, Wells Fargo Bank, National Association committed to provide, as a source of funding for the transactions contemplated by the Transaction Agreement, financing of up to $750 million (the “Commitment”). The Commitment is subject to various conditions, including consummation of the Offer.

The foregoing summaries of (i) the Transaction Agreement and the transactions contemplated thereby, (ii) the Shareholder Agreements, and the transactions contemplated thereby, and (iii) the Commitment Letter, in each case, do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Transaction Agreement, the Shareholder Agreements and the Commitment Letter furnished herewith as Exhibits 2.1, 99.1, 99.2, 99.3 and 10.1, respectively, which are incorporated herein by reference. The Transaction Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about ACI, Purchaser or ORCC, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger. The Transaction Agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by disclosure schedules delivered in connection with the Transaction Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 8.01.	Other Events.

On January 31, 2013, ACI and ORCC issued a joint press release announcing that ACI has entered into an agreement with ORCC to acquire ORCC through the Offer and the Merger. A copy of the press release is filed as Exhibit 99.4 to this Form 8-K and is incorporated herein by reference.

On January 31, 2013, ACI held an investor teleconference discussing its agreement with ORCC to acquire ORCC through the Offer and the Merger. Copies of the investor presentation materials related to this teleconference and the final transcript from this teleconference are attached hereto as Exhibit 99.5 and Exhibit 99.6 to this Form 8-K, respectively, and are incorporated herein by reference.

Important Information

The Offer described in this current report on Form 8-K has not yet commenced, and this current report on Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell securities. On the commencement date of the tender offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the United States Securities and Exchange Commission (“SEC”). The offer to purchase shares of ORCC common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by ACI and Ocelot Acquisition Corp., a wholly owned subsidiary of ACI formed for the purpose of making the offer to purchase, and the solicitation/recommendation statement will be filed with the SEC by ORCC on Schedule 14D-9. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to Innisfree M&A Incorporated, the Information Agent for the Offer, at (888) 750-5834 (toll free).

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements about the planned completion of the tender offer and the merger, estimates of revenues, operating margins, capital expenditures, cash, other financial metrics, expected legal, arbitration, political, regulatory results or practices, customer patterns or practices and other such estimates and results. No forward-looking statement can be guaranteed and actual results may differ materially from those that ACI and ORCC project. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statement, many of which are outside of the control of management. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement; (2) successful completion of the proposed transaction on a timely basis; (3) the impact of regulatory reviews on the proposed transaction; (4) the outcome of any legal proceedings that may be instituted against one or both of ACI and ORCC and others following the announcement of the definitive transaction agreement; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (6) other factors described in ACI’s and ORCC’s filings with the SEC, including their respective reports on Forms 10-K, 10-Q, and 8-K. Except to the extent required by applicable law, neither ACI nor ORCC undertakes any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.

10.1	Commitment Letter, dated January 30, 2013, by and among ACI Worldwide, Inc. and Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.

99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.

99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.

99.4	Press Release, dated January 31, 2013.

99.5	Investor Presentation Materials, dated January 31, 2013.

99.6	Transcript of Investor Presentation Call, held on January 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2013

ACI WORLDWIDE, INC.

By:	/s/ Dennis P. Byrnes
Name:	Dennis P. Byrnes
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.

10.1	Commitment Letter, dated January 30, 2013, by and among ACI Worldwide, Inc. and Wells Fargo Bank, National Association and Wells Fargo Securities, LLC.

99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.

99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.

99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.

99.4	Press Release, dated January 31, 2013.

99.5	Investor Presentation Materials, dated January 31, 2013.

99.6	Transcript of Investor Presentation Call, held on January 31, 2013.